EXHIBIT 99.2

FANNIE MAE
MONTHLY SUMMARY

June 2004

Fannie Mae’s summary of monthly business volumes, delinquency rates, and interest rate risk measures reflect the company’s continued record of disciplined growth.

Because of increased levels of actual and anticipated variability in performance measures on a month-to-month and quarter-to-quarter basis, management believes that it is important to view these measures on a year-to-date basis, and in the context of our longer-term outlook.

HIGHLIGHTS FOR JUNE INCLUDE:

•	The mortgage portfolio grew at a 19 percent annual rate in June, driven largely by a substantial decline in the liquidation rate coupled with stable levels of commitments. Expansion of the portfolio in June resulted in annualized growth of 4.8 percent for the second quarter.

•	Fannie Mae’s book of business grew at an annual rate of 10.5 percent in June compared with contraction of 0.7 percent in May.

•	Total business volume rose modestly to $77.5 billion in June from $74.6 billion in May.

•	Outstanding MBS grew at a 5.3 percent rate in June compared with 0.7 percent in May.

•	June mortgage portfolio purchases grew to $37.2 billion from $26.7 billion in May. Retained commitments grew to $29.7 billion from $28.4 billion in May.

•	The duration gap on Fannie Mae’s mortgage portfolio averaged two months in June.

•	The conventional single-family delinquency rate increased by one basis point in May to 0.57 percent, while the multifamily delinquency rate fell two basis points to 0.14 percent in May.

BUSINESS BALANCES AND GROWTH ($ in Millions) 1/

	Mortgage Portfolio, Gross 2/, 3/		Outstanding MBS 4/		Book of Business 2/
	End Balance	Growth Rate 5/	End Balance	Growth Rate 5/	End Balance	Growth Rate 5/
July 2003	$838,252	40.3%	$1,248,869	11.6%	$2,087,121	22.3%
August 2003	865,471	46.7%	1,227,115	(19.0%)	2,092,586	3.2%
September 2003	917,131	100.5%	1,211,079	(14.6%)	2,128,210	22.5%
October 2003	912,665	(5.7%)	1,239,925	32.6%	2,152,590	14.6%
November 2003	906,387	(7.9%)	1,264,673	26.8%	2,171,060	10.8%
December 2003	898,445	(10.0%)	1,300,166	39.4%	2,198,611	16.3%
Full year 2003	$898,445	13.1%	$1,300,166	26.3%	$2,198,611	20.6%

January 2004	$886,730	(14.6%)	$1,318,711	18.5%	$2,205,441	3.8%
February 2004	882,124	(6.1%)	1,335,714	16.6%	2,217,838	7.0%
March 2004	880,911	(1.6%)	1,345,892	9.5%	2,226,803	5.0%
April 2004	880,481	(.6%)	1,353,399	6.9%	2,233,880	3.9%
May 2004	878,386	(2.8%)	1,354,160	0.7%	2,232,546	(.7%)
June 2004	891,210	19.0%	1,360,045	5.3%	2,251,255	10.5%
YTD 2004	$891,210	(1.6%)	$1,360,045	9.4%	$2,251,255	4.8%

BUSINESS VOLUMES ($ in Millions) 1/

	MBS
			Total	Fannie Mae	MBS Issues
	Single-family	Multifamily	Lender-originated	MBS	Acquired	Portfolio	Business
	Issues	Issues	Issues 6/	Purchases 7/	by Others	Purchases	Volume
July 2003	$118,545	$1,420	$119,965	$48,266	$71,699	$72,447	$144,146
August 2003	108,866	796	109,662	54,295	55,367	82,656	138,023
September 2003	116,105	4,192	120,297	73,504	46,793	98,804	145,597
October 2003	78,765	3,009	81,774	9,110	72,664	27,609	100,273
November 2003	56,840	3,657	60,497	2,888	57,609	17,596	75,205
December 2003	56,598	4,265	60,863	1,226	59,637	13,775	73,412
Full year 2003	$1,175,599	$23,018	$1,198,617	$348,413	$850,204	$572,852	$1,423,056

January 2004	$44,289	$505	$44,794	$268	$44,527	$8,573	$53,100
February 2004	38,605	200	38,804	181	38,624	12,170	50,794
March 2004	44,345	1,019	45,365	6,507	38,858	20,260	59,118
April 2004	56,117	424	56,541	10,198	46,344	27,448	73,792
May 2004	57,629	931	58,559	10,670	47,889	26,686	74,575
June 2004	52,981	711	53,692	13,330	40,362	37,164	77,526
YTD 2004	$293,966	$3,790	$297,757	$41,154	$256,603	$132,303	$388,906

MORTGAGE PORTFOLIO COMMITMENTS, PURCHASES, AND SALES ($ in Millions) 1/

		Purchases
						Mortgage
	Retained	Single-		Total		Portfolio
	Commitments	family	Multifamily	Purchases	Net Yield 8/	Sales
July 2003	$77,679	$70,246	$2,201	$72,447	4.86%	$513
August 2003	43,351	81,255	1,401	82,656	4.83%	384
September 2003	27,961	97,693	1,111	98,804	4.85%	581
October 2003	12,313	26,353	1,256	27,609	4.98%	1,227
November 2003	13,104	16,540	1,056	17,596	4.20%	1,452
December 2003	8,057	12,249	1,526	13,775	4.96%	2,875
Full year 2003	$489,073	$559,669	$13,183	$572,852	5.00%	$13,727

January 2004	$11,696	$7,996	$577	$8,573	4.77%	$2,025
February 2004	12,576	11,834	337	12,170	3.68%	1,326
March 2004	29,411	19,406	854	20,260	4.60%	1,023
April 2004	28,860	25,997	1,451	27,448	4.37%	1,583
May 2004	28,389	25,461	1,226	26,686	4.55%	885
June 2004	29,668	34,775	2,389	37,164	4.44%	1,695
YTD 2004	$140,601	$125,469	$6,833	$132,303	4.41%	$8,537

1/	Represents unpaid principal balance.

2/	Prior periods have been revised to be consistent with the balance sheet presentation in the 2004 first quarter Form 10-Q.

3/	Excludes mark-to-market adjustments, deferred balances and allowance for losses. Includes $519 billion of Fannie Mae MBS as of June 30, 2004.

4/	MBS held by investors other than Fannie Mae’s portfolio.

5/	Growth rates are compounded.

6/	Excludes MBS issued from Fannie Mae’s portfolio, which was $792 million in June 2004.

7/	Included in total portfolio purchases.

8/	Yields shown on a taxable-equivalent basis.

Numbers may not foot due to rounding.

LIQUIDATIONS ($ in Millions) 1/

	Mortgage Portfolio		Outstanding MBS
	Liquidations		Liquidations
	Amount	Annual Rate	Amount	Annual Rate
July 2003	$48,309	70.33%	$60,611	58.51%
August 2003	55,220	77.99%	76,854	74.50%
September 2003	44,244	59.65%	63,577	62.58%
October 2003	30,862	40.48%	44,975	44.04%
November 2003	22,438	29.60%	34,214	32.78%
December 2003	18,859	25.08%	26,301	24.61%
Full year 2003	$451,487	53.29%	$591,351	50.15%

January 2004	$18,274	24.57%	$27,717	25.40%
February 2004	15,419	20.92%	22,948	20.75%
March 2004	20,444	27.83%	29,702	26.58%
April 2004	26,086	35.54%	40,419	35.94%
May 2004	27,917	38.09%	48,013	42.56%
June 2004	22,783	30.90%	36,063	31.89%
YTD 2004	$130,922	29.57%	$204,862	30.62%

DELINQUENCY RATES

Single-family Conventional 2/
Non-Credit	Credit		Multifamily
Enhancement 3/	Enhancement 4/	Total 5/	Total 6/
0.29%	1.47%	0.57%	0.13%
0.29%	1.52%	0.58%	0.13%
0.29%	1.56%	0.58%	0.12%
0.29%	1.56%	0.57%	0.12%
0.30%	1.63%	0.59%	0.13%
0.30%	1.65%	0.60%	0.27%

0.31%	1.70%	0.61%	0.24%
0.31%	1.70%	0.61%	0.24%
0.30%	1.62%	0.58%	0.17%
0.29%	1.58%	0.56%	0.16%
0.29%	1.61%	0.57%	0.14%

AVERAGE INVESTMENT BALANCES ($ in Millions)

	Net	Liquid	Total Net
	Mortgages	Investments	Investments
July 2003	$813,728	$82,011	$895,739
August 2003	832,100	95,607	927,708
September 2003	876,724	78,892	955,617
October 2003	906,989	68,317	975,305
November 2003	902,601	63,262	965,863
December 2003	898,858	65,966	964,824
Full year 2003	$839,171	$75,114	$914,286

January 2004	$888,908	$68,830	$957,738
February 2004	883,892	63,749	947,641
March 2004	876,205	66,996	943,201
April 2004	870,446	75,787	946,232
May 2004	866,855	82,711	949,567
June 2004	873,386	71,698	945,084
YTD 2004	$876,615	$71,629	$948,244

INTEREST RATE RISK DISCLOSURES

		Rate Level Shock (50bp) 8/		Rate Slope Shock (25bp) 8/
	Effective	1 Year Portfolio	4 Year Portfolio	1 Year Portfolio	4 Year Portfolio
	Duration Gap 7/	Net Interest	Net Interest	Net Interest	Net Interest
	(in months)	Income at Risk	Income at Risk	Income at Risk	Income at Risk
July 2003	6	9.3%	8.7%	1.9%	2.9%
August 2003	4	4.8%	3.2%	3.4%	5.2%
September 2003	1	2.7%	1.3%	5.2%	6.8%
October 2003	1	4.5%	2.4%	4.1%	5.9%
November 2003	-1	3.7%	2.7%	3.7%	6.1%
December 2003	-1	2.6%	2.1%	3.6%	6.1%
January 2004	-1	0.9%	3.1%	3.0%	6.4%
February 2004	-1	1.4%	3.3%	3.7%	6.7%
March 2004	0	3.8%	5.4%	4.0%	6.6%
April 2004	3	5.0%	5.3%	2.9%	5.4%
May 2004	3	2.9%	2.5%	2.5%	4.5%
June 2004	2	1.6%	3.5%	2.3%	4.1%

1/	Represents unpaid principal balance.

2/	Includes conventional loans three or more months delinquent or in foreclosure process as a percent of the number of loans.

3/	Loans without primary mortgage insurance or any credit enhancements.

4/	Loans with primary mortgage insurance and other credit enhancements.

5/	Total of single-family non-credit enhanced and credit enhanced loans.

6/	Includes loans two or more months delinquent as a percent of loan dollars and includes the total mortgage credit book of business.

7/	The duration gap is a weighted average for the month.

8/	Expresses projected core net interest income under the more adverse of the interest rate and yield curve scenarios as a percentage of projected net interest income without the rate shocks.

Numbers may not foot due to rounding.

The information presented in this report is unaudited and includes, in the opinion of management, all adjustments (consisting of normally recurring accruals) necessary for a fair presentation. The data should be read in conjunction with audited financial statements and notes to financial statements that are available from the corporation. For more information regarding Fannie Mae, or for a more detailed quarterly report on Fannie Mae’s activity, please visit www.fanniemae.com or contact us at (202) 752-7115.